                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                 August 9, 1999
                        ---------------------------------
                        (Date of earliest event reported)


                              Rayovac Corporation
                              -------------------
             (Exact name of Registrant as specified in its charter)


     Wisconsin                   333-17895                22-2423556
--------------------       ---------------------    ------------------------
     (State of             (Commission File No.)        (IRS Employer
   Incorporation)                                     Identification No.)


                   601 Rayovac Drive, Madison, Wisconsin 53711
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (608) 275-3340
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



                                Page 1 of 4 Pages

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     (a) ACQUISITION OF ROV LIMITED. On August 9, 1999, Rayovac Corporation (the "Company") acquired, for an aggregate purchase price of approximately $134.1 million, subject to adjustment, plus fees (1) the consumer battery business of ROV Limited, a leading battery manufacturer and marketer in Latin America, and
(2) the license currently held by ROV Limited to use the "Rayovac" trade name and trademark in India and Pakistan, countries in Latin America (other than Brazil), Africa and the Middle East and selected countries in the Far East. The acquisition of the battery business was effected by the purchase of the outstanding stock of Ray-O-Vac Overseas Corporation, a wholly-owned subsidiary of ROV Limited. Concurrently, the Company also acquired, for an aggregate purchase price of $15 million, the outstanding minority interests in certain of the operating subsidiaries of Ray-O-Vac Overseas Corporation. The consideration paid was determined by arm's-length negotiations. ROV Limited and its subsidiaries were licensees of Rayovac's name and trademarks in the countries described above.

     The Company financed the entire acquisition with additional borrowings under amended senior credit facilities. The Company amended and replaced its existing senior credit facilities with a $250 million five-year revolving credit facility and a $75 million five-year amortizing term loan. Indebtedness under these amended senior credit facilities is secured.

     The foregoing description is qualified in its entirety by reference to (i) the Share Purchase Agreement, dated as of June 11, 1999, by and among the Company, Vidor Battery Company, Rayovac Latin America, Ltd., substantially all of the shareholders of ROV Limited, ROV limited, ESB ROV Ltd., Duranmas, S.A., certain second-tier subsidiaries of ROV Limited, Ray-O-Vac Overseas Corporation and Alfredo J. Diez and Richard T. Doyle, Jr., as Selling Group Representatives;
(ii) the Form of Stock Purchase Agreement dated on or about June 11, 1999, by and among the Company, Rayovac Latin America, Ltd. and certain persons who held minority interests in certain of the operating subsidiaries of Ray-O-Vac Overseas Corporation; and (iii) the Second Amended and Restated Credit Agreement, dated as of August 9, 1999, by and among the Company, the lenders party thereto and Bank of America, N.A. as Administrative Agent, each of which is incorporated by reference herein.

     (b) Assets constituting plant, equipment or other physical property acquired by the Company pursuant to the foregoing were used by ROV Limited in the design, manufacture, marketing and distribution of batteries. The Company currently intends to use substantially all these assets in the same manner in which they were used prior to the Company's acquisition of ROV Limited.

Item 5.  OTHER EVENTS

         Pursuant to a consent solicitation statement, dated July 21, 1999, the Company obtained the consent of the holders of its 10 1/4% Series B Senior Subordinated Notes due 2006 (the "Notes") to certain amendments to the indenture governing the Notes to facilitate the Company's future growth, including its acquisition of the consumer battery business of ROV Limited. The Company elected to make these amendments effective August 9, 1999. The amendments are set forth in the Second Supplemental Indenture dated as of August 6, 1999 by and among the Company, ROV Holding, Inc., Rovcal, Inc., Vidor Battery Company and HSBC Bank USA (the "Second Supplemental Indenture"). Under the Second Supplemental Indenture, Vidor Battery Company, a Wisconsin corporation, and Rovcal, Inc., a California corporation, each a subsidiary of the Company, guaranteed the Notes. ROV Holding, Inc. also has guaranteed the Notes.

         The foregoing description is qualified in its entirety by reference to the Second Supplemental Indenture which is incorporated by reference herein.


                                Page 2 of 4 Pages

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Financial statements required by this item are not included in this initial report on Form 8-K, but will be filed by amendment within 60 days after the date that this initial report on Form 8-K must be filed.

(b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information required by this item are not included in this initial report on Form 8-K, but will be filed by amendment within 60 days after the date that this initial report on Form 8-K must be filed.

c)     EXHIBITS

EXHIBIT NUMBER           DESCRIPTION

2.1* Share Purchase Agreement made as of June 11, 1999, by and among the Company, Vidor Battery Company, Rayovac Latin America, Ltd., substantially all the shareholders of ROV Limited, ROV Limited, ESB ROV Ltd., Duranmas, S.A., certain second-tier subsidiaries of ROV Limited, Ray-O-Vac Overseas Corporation, and Alfredo J. Diez and Richard T. Doyle, Jr., as selling group representatives.

2.2* Form of Stock Purchase Agreement entered into on or around June 11, 1999, by and among the Company, Rayovac Latin America, Ltd. and certain persons who hold minority interests in certain of the operating subsidiaries of Ray-O-Vac Overseas Corporation.

4.11 Second Amended and Restated Credit Agreement, dated as of August 9, 1999, by and among the Company, the lenders party thereto and Bank of America, N.A. as Administrative Agent.

4.12 Second Supplemental Indenture dated as of August 6, 1999 by and among the Company, Rov Holding, Inc., Rovcal, Inc., Vidor Battery Company and HSBC Bank USA.



 * Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarterly period ended July 4, 1999 filed with the Commission on August 4, 1999.

                                Page 3 of 4 Pages

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RAYOVAC CORPORATION


Date:  August 24, 1999                   By: /S/  RANDALL J. STEWARD
                                             -------------------------------
                                             Name:  Randall J. Steward
                                             Title: Senior Vice President of
                                             Administration and Chief Financial
                                             Officer



                                Page 4 of 4 Pages

                                    INDEX TO EXHIBITS

EXHIBIT NUMBER           DESCRIPTION

2.1* Share Purchase Agreement made as of June 11, 1999, by and among the Company, Vidor Battery Company,
                         Rayovac Latin America, Ltd., substantially all the shareholders of ROV Limited, ROV Limited, ESB ROV Ltd., Duranmas, S.A., certain second-tier subsidiaries of ROV Limited, Ray-O-Vac Overseas Corporation, and Alfredo J. Diez and Richard T. Doyle, Jr., as selling group representatives.

2.2* Form of Stock Purchase Agreement entered into on or around June 11, 1999, by and among the Company, Rayovac Latin America, Ltd. and certain persons who hold minority interests in certain of the operating subsidiaries of Ray-O-Vac Overseas Corporation.

4.11 Second Amended and Restated Credit Agreement, dated as of August 9, 1999, by and among the Company, the lenders party thereto and Bank of America, N.A. as Administrative Agent.

4.12 Second Supplemental Indenture dated as of August 6, 1999 by and among the Company, Rov Holding, Inc., Rovcal, Inc., Vidor Battery Company and HSBC Bank USA.



 * Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarterly period ended July 4, 1999 filed with the Commission on August 4, 1999.